Exhibit 32(b)

Certification Pursuant to 18 U.S.C.  Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of CBS Corporation (the “Company”) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, Joseph R. Ianniello, Chief Financial Officer of the Company, certify that to my knowledge:

1.         the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph R. Ianniello
Joseph R. Ianniello
February 15, 2013